SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                        0-26483               94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrant's Telephone Number, Including Area Code: (650) 624-1000

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Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release issued by VaxGen, Inc. on November 20, 2003 entitled, "VaxGen Announces Increase in Revenue and Decline in Losses for Third Quarter; Previously Announced Restatement Completed with No Impact on Cash Position."

Item 12. Results of Operations and Financial Condition.

On November 20, 2003, VaxGen, Inc. ("VaxGen"), a Delaware corporation, issued a press release entitled, "VaxGen Announces Increase in Revenue and Decline in Losses for Third Quarter; Previously Announced Restatement Completed with No Impact on Cash Position." A copy of this press release is furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VaxGen, Inc.
                                          (Registrant)

Dated: November 20, 2003
                                          By: /s/ Carter Lee
                                              -----------------------------
                                              Carter Lee
                                              Senior Vice President
                                              Finance & Administration

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                                  EXHIBIT INDEX

Number                               Description
------      --------------------------------------------------------------------
99.1        Press release issued by VaxGen, Inc. on November 20, 2003 entitled,
            "VaxGen Announces Increase in Revenue and Decline in Losses for
            Third Quarter; Previously Announced Restatement Completed with No
            Impact on Cash Position."